Black Eagle dam – Missouri River – Montana Wells Fargo – Investor Update June 16, 2020 8-K’ed on June 16, 2020

2 Forward Looking Statements Forward Looking Statements O’Dell Creek - Madison River Valley - Montana During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s most recent Form 10-K and 10-Q along with other public filings with the SEC. Company Information NorthWestern Corporation Corporate Office Investor Relations Officer dba: NorthWestern Energy 3010 West 69th Street Travis Meyer Ticker: NWE Sioux Falls, SD 57108 605-978-2967 Trading on the NYSE (605) 978-2900 travis.meyer@northwestern.com www.northwesternenergy.com

3 NorthWestern Energy A pure electric and natural gas utility; serving as stewards of critical energy infrastructure; providing essential services - in times of trial and triumph; to our resilient customer base spanning a vast footprint over Montana, South Dakota, Nebraska & Yellowstone Nat’l Park. A Strong Financial Foundation and Investment for the Long Term • Over 100 years of operating history • Customer bills well below national average • Highest ever customer satisfaction scores • Award winning and best practices corporate governance • A history of strong earnings growth • Stable and flexible investment grade balance sheet • Ample liquidity to weather uncertainty (doubled targeted liquidity $100 to $200 million) • A history of annual dividend increases (from $1.00 per share in 2005 to $2.40 in 2020) • A disciplined capital investment program ($400 million plan maintained for 2020) • A history of stable and consistent customer growth • A diverse energy supply portfolio already nearly 60% carbon-Free • A significant generation capacity deficit with opportunity for investment

4 COVID-19: Our Response COVID-19 has consumed our everyday life. This rapidly evolving pandemic has affected all aspects of our operations. We implemented a comprehensive set of actions to help our customers, communities and employees, all while maintaining our commitment to provide safe and reliable energy. We will continue to monitor and adapt our operating and financial plan to meet the challenges ahead. Crisis Action Team activated March 11th • Crisis team (managers) in place with minimum business disruption • Government requirements are the baseline, but we will make decisions by applying available expert information • Open communication channels with state officials and utility commissions Keeping Employees Safe • Employee work from home policy since mid March – where appropriate • All walk-in offices and facilities closed to public • Field employee guidance for safety • Field crews now pods of 4-5 employees Helping Customers and Communities • Communicating with customers, including commercial and industrial • Provided $400K of incremental charitable funding specific for COVID relief, including billing relief for small businesses • Matching employee contributions to COVID-19 relief • Service disconnections for non payment are suspended • Low Income Home Energy Assistance Program • Providing customers and businesses resources to seek additional support on local, state and federal levels

5 About NorthWestern South Dakota Operations Electric 63,800 customers 3,529 miles – transmission & distribution lines 404 MW nameplate owned power generation Natural Gas 47,500 customers 1,713 miles of transmission and distribution pipeline Montana Operations Electric 379,400 customers 24,781 miles – transmission & distribution lines 874 MW maximum capacity owned power generation Natural Gas 201,500 customers 6,975 miles of transmission and distribution pipeline Nebraska Operations 17.75 Bcf of gas storage capacity Natural Gas Own 47.2 Bcf of proven natural gas reserves 42,600 customers 795 miles of distribution pipeline Data as of 12/31/2019

6 NWE - An Investment for the Long Term • 100% pure electric & natural gas utility business Black Eagle dam Pure Electric & with over 100 years of operating history Gas Utility • Solid economic indicators in service territory • Diverse electric supply portfolio ~58% hydro, wind & solar • Residential electric & gas rates below national average Solid Utility • Solid system reliability Foundation • Low leaks per 100 miles of pipe • Solid JD Power Overall Customer Satisfaction scores Strong • Consistent track record of earnings & dividend growth • Strong cash flows aided by net operating loss carry- Earnings & forwards anticipated to be available into 2021 Cash Flow • Strong balance sheet & investment grade credit ratings Attractive • Disciplined maintenance capital investment program to ensure safety and reliability • Significant investment in renewable resources (hydro & wind) will provide long-term Future Growth energy supply pricing stability for the benefit of customers for many years to come Prospects • Further opportunity for energy supply investment to meet significant capacity shortfalls Financial Goals • Targeted debt to capitalization ratio of 50%-55% with liquidity of $100 million or greater • Targeted 6%-9% long-term total shareholder return (eps growth plus dividend yield) & Metrics • Targeted dividend payout ratio of 60%-70% Best Practices Corporate Governance

7 A Diversified Electric and Gas Utility (1) (1) NorthWestern’s ‘80/20’ rules: Approximately 80% Electric, 80% Residential and 80% Montana. Nearly $3.9 billion of rate base investment to serve our customers Data as reported in our 2019 10-K (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure. See appendix for additional disclosure.

8 Highly Carbon-Free Supply Portfolio MT NWE Contracted energy from Colstrip Energy Limited Partners (CELP), Yellowstone Energy Limited Partners (YELP) as well as a majority of the contracted wind, hydro and solar are federally mandated Qualifying Facilities, as defined under the Public Utility Regulatory Policies Act of 1978 (PURPA). Based upon 2019 MWH’s of owned and long-term SD contracted resources. Approximately 58% of our total company owned and contracted supply is carbon-free. NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted wind, and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers.

9 Strong Utility Foundation . Solid and improving JD Power Overall Customer Satisfaction Scores . Residential electric and natural gas rates below national average . Solid electric system reliability . Low gas leaks per mile – just outside 1st quartile

10 Solid Economic Indicators Source: NorthWestern customer growth - 2008-2016 Forms 10-K Unemployment Rate: US Department of Labor via SNL Database 2/21/17 Electric: EEI Statistical Yearbook (published December 2015, table 7.2) Natural Gas: EIA.gov (Data table "Number of Natural Gas Consumers") Source: Company 10K’s, 2017/2018 EEI Statistical Yearbook – Table 7.2 and EIA.gov Black Eagle Power House • Customer growth rates historically exceed National Averages. • Projected population growth in our service territories better than the National Average.

11 A History of Growth $3.30-$3.50 $3.10 - $3.30 $2.60$3.20 - $2.75-$3.40 2010-2019 CAGR’s: GAAP EPS: 7.1% - Non-GAAP EPS: 5.7% - Dividend: 6.0% See appendix for “Non-GAAP Financial Measures”

12 Track Record of Delivering Results * Peer Group: ALE, AVA, BKH, EE, IDA, MGEE, NWN, OGE, OTTR, PNM, POR & SR Return on Equity on GAAP Earnings within 9.5% - 11.0% band over the last 8 years with average of 10.2%. Total Shareholder Return is better than our 12 peer average for the 10 year period but lags in the 1, 3 & 5 year periods, due in part to regulatory concerns in Montana. See appendix for “Non-GAAP Financial Measures”

13 Investment for Our Customers’ Benefit Over the past 8 years we have been reintegrating our Montana energy supply portfolio and making additional investments across our entire service territory to enhance system safety, reliability and capacity. We have made these enhancements with minimal impact to customers’ bills while maintaining bills lower than the US average. As a result we have also been able to deliver solid earnings growth for our investors. 2010-2019 CAGRs Estimated Rate Base: 10.7% GAAP Diluted EPS: 7.1% 2008-2019 CAGRs NWE typical electric bill: 1.8% NWE typical natural gas bill: (5.6%) 2008-2018 CAGRs US average electric bill: 1.9%* US average natural gas bill: (2.7%)**

14 Balance Sheet Strength and Liquidity Investment grade credit ratings, generally liquidity in excess of $100 million target, debt to cap within our targeted 50%-55% range and no long-term debt maturities until 2023. *Liquidity target increased to $200 million due to economic conditions impacted by COVID-19.

15 Strong Cash Flows While maintenance capex and total dividend payments have continued to grow since 2010 (11.3% and 10.0% CAGR respectively), maintenance capex and dividend payments have slightly exceeded Cash From Operations (CFO), on average, by approximately $10 million per year. Note: 2016 CFO is less than 2015 largely due to $30.8M refund to customers related to FERC/DGGS ruling and $7.2M refund to customers for difference in SD Electric interim & final rates. 2019 CFO is less than 2018 due to under-collection of supply costs by $35.5M, $20.5M credit to MT customers for TCJA, $22.1M in refunds for transmission generation interconnections and a $6.1M insurance proceed in 2018. We expect NOLs to be available into 2021 with alternative minimum tax credits and production tax credits to be available into 2023 to reduce cash taxes. Additionally, we anticipate our effective tax rate to reach approximately 10% by 2023. (See appendix for “Non-GAAP Financial Measures” relating to free cash flow and disclaimer on NOLs)

16 COVID-19: Liquidity Pro forma with Financings Temporarily Increasing Liquidity Normal liquidity • April 3, 2020: Issued $100M 364 day Term Loan at Eurodollar rate plus 1.5%. minimum target is • April 14, 2020: Priced $150 million First Mortgage Bonds at 3.21% funded in > $100 million May 2020. • As previously disclosed, we were considering an equity issuance in late 2020 COVID-19 liquidity or early 2021 to maintain and protect our current credit ratings. Our current target now plan may delay our anticipated equity issuance into 2021. > $200 million

17 Earnings Growth $3.30-Updated$3.45 $2.60 - $2.752020 Guidance Range Non-GAAP Adjusted EPS Growth Averaged 5.4% from 2013 - 2019 NorthWestern is affirming its previously revised 2020 earnings guidance range of $3.30 to $3.45 per diluted share based upon, but not limited to, the following major assumptions and expectations: • COVID-19 related distancing measures and business closures remain in place through June, easing significantly during the 3rd quarter and nearly fully recovered in the 4th quarter of 2020; • Regulatory recovery of incremental COVID related bad debt expense in our jurisdictions; • Normal weather in our electric and natural gas service territories; • A consolidated income tax rate of approximately (5%) to 0% of pre-tax income; and • Diluted shares outstanding of approximately 50.9 million. Continued investment in our system to serve our customers and communities is expected to provide a targeted long-term 6-9% total return to our investors through a combination of earnings growth and dividend yield. See appendix for additional disclosures regarding “Non-GAAP Financial Measures” See “Non-GAAP Financial Measures” slide in appendix for “Non-GAAP Adjusted EPS”.

18 2019 Non-GAAP to 2020 Revised EPS Bridge Gross Margin $0.27 reduction which approximately 1/3 is due $3.30to first-$3.45 quarter and the $2.60remainder - $2.75 due to expected COVID related impacts on loads and volumes. OG&A $0.08 improvement due to incremental cost controls to help offset gross margin detriment. Depreciation $0.02 - $0.03 improvement due to timing of capital placed in service at year-end 2019. Incremental Income Tax $0.01 - $0.02 improvement due primarily to increased flow-through items (i.e. repairs deductible capital). Incremental cost controls will be implemented to help offset a portion of the Significant detriment in gross margin detriments recorded in the first quarter. Our $0.15 guidance first quarter is primarily reduction was in part due to a disappointing first quarter with the remainder due related to a year-over- year timing difference. to expected impacts of COVID-19 for the remainder of 2020. See assumptions and expectations as listed on prior page. See appendix for additional disclosures regarding “Non-GAAP Financial Measures”

19 COVID-19: Margin Expectations Applying our high-level estimated impacts above to customer loads results in the following overall impact to load by class: Updated gross margin guidance for Q2-Q4 2020: We anticipated ($0.03) to $0.03* of EPS impact as compared to the same period 2019. Based upon our assumptions, the impact of COVID on our forecast is expected to offset most, if not all, of our forecasted organic growth. Actual loads in April and May have generally been in line with expectations with commercial down 12-14% and residential up 3-5%. Large industrials loads, down 1-2%, are slightly better than expected. * (-$2M to +$2.0M pretax)

20 COVID-19: Expense Expectations Expenses we expect to increase: • Bad debt expense • We assume significant recovery through a regulatory mechanism • COVID related charitable contributions Expenses we expect to decrease: • Distribution customer work • Contract services and material costs • Fleet fuel costs • Travel and employee education • Lower benefits and incentive pay Areas unchanged but will monitor and manage appropriately • Capital spending still expected at approximately $400 million • Supply chain – No significant issues anticipated as nearly all vendors in USA • Staffing levels – No layoffs expected and still hiring for critical positions Updated expense guidance for Q2-Q4 2020: Anticipated $0.20 to $0.23* of EPS improvement as compared to prior year Non-GAAP. This includes $0.09 of Incremental cost controls as compared to our initial earnings guidance expectations. Regulatory recovery of increased bad debt expense assume in guidance (pending requests filed in South Dakota and Montana). * ($13M to $16M pretax)

21 Maintaining Capital Investment Forecast $1.8 billion of total capital investment over five years We anticipate financing this capital with a combination of cash flow from operations (aided by NOLs available into 2021), first mortgage bonds and equity issuances. Based on current expectations, any equity issuance would be late 2020 or early 2021 and would be sized to maintain and protect current credit ratings. Significant capital investments that are not in the projections or negative regulatory actions could necessitate additional equity funding. Based on the results of the recent competitive solicitation process in South Dakota, $80 million of incremental investment for SD generation is included above (spread between 2020-2021). Capital projections above do not include investment necessary to address identified generation capacity issues in Montana. These additions could increase the capital forecast above in excess of $200 million over the next five years.

22 Recent Significant Achievements Strong year for safety at NorthWestern • Industry Leader Accident Prevention Award from American Gas Association in 2019. • Continue to be a top performer among Edison Electric Institute member companies. Record best customer satisfaction scores with JD Power & Associates • Once again received our best JD Powers overall satisfaction survey score. Solid electric reliability scores • Low CAIDI (Customer Average Interruption Duration Index) and SAIFI including MED’s (System Average Interruption Frequency Index) in 2019. Especially significant considering the rugged service territories. Corporate Governance Finalist • In 2019 NorthWestern’s proxy statement was winner of the “Best Proxy Statement (Small to Mid Cap)” by Corporate Secretary Magazine. We have been a finalist in 7 of the last 8 years and also won the award in 2014. Board Diversity Recognition • Recognized for gender diversity on its board of directors by 2020 Women on Boards. Four of the company’s ten directors are female. Best Investor Relations Program • Recognized, in 2018 and 2019, by Institutional Investor as a top midcap utility and energy company based on access to senior management, well-informed and empowered IR team, appropriate and timely disclosures and constructive earnings calls. Environmental, Social and Governance Reporting • Published EEI’s ESG / Sustainability reporting template for years 2010 (base-year) & 2015-2018. This quantitative information supplements our biennial Stewardship Report that highlights our commitment to the stewardship of natural resources and our sustainable business practices.

23 Looking Forward Regulatory • In December 2019, the MPSC issued a final order approving our Montana electric rate case settlement, effective April 1, 2019, that results in an annual increase to electric revenue of approximately $6.5 million (based upon a 9.65% return on equity) and a $9.3 million decrease in depreciation expense. Various parties have filed petitions for reconsideration of parts of the order. On April 28th, the MPSC voted to affirm the final order as issued. • In May 2019, we submitted a filing with FERC for our Montana transmission assets. In June 2019, the FERC issued an order accepting our filing, granting interim rates (effective July 1 and subject to refund), establishing settlement procedures and terminating our related Tax Cuts and Jobs Act filing. A settlement judge has been appointed and settlement negotiations are ongoing. We expect to submit a compliance filing with the MPSC upon resolution of our case adjusting the FERC credit in our retail rates. • Each year we submit filings for recovery of electric, natural gas and property taxes. The respective commissions review these tracker filings and make cost recovery determinations based on prudency. • On May 29, 2020 the MPSC issued a Notice of Opportunity to Comment regarding the timing of implementation of the recently approved Fixed Cost Recovery Mechanism (FCRM) pilot due to COVID-19. NorthWestern has filed a motion to suspend the July 1st FCRM implementation date. Comments are due to the MPSC by July 3, 2020. Electric Resource Planning • South Dakota: Construction of approximately 60MW / $80 million flexible reciprocating internal combustion engines in Huron, SD to be online by late 2021. • Montana: Competitive all-source solicitation for up to 280 MWs of flexible capacity issued February 2020 with project(s) selection in first quarter 2021 and online in early 2023. Continue to Invest in our Transmission & Distribution Infrastructure • Comprehensive grid modernization and infrastructure program to ensure safety, capacity and reliability. Plans to join Western Energy Imbalance Market (EIM) in April 2021 • Real-time energy market could mean lower cost of energy for Montana customers, more efficient use of renewables and greater power grid reliability.

24 South Dakota Electricity Supply Resource Plan South Dakota • Published fall of 2018, the plan focuses on modernization of our fleet to improve reliability and flexibility, maintain compliance in Southwest Power Pool, and lowering operating costs. The plan identifies 90MWs of existing generation that should be retired and replaced over the next 10 years. In addition, we are currently installing 8MWs of mobile capacity generation, with units expected to be operational in early 2020. • April 15, 2019, we issued a 60MW all-source RFP to provide capacity for South Dakota customers by the end of 2021. • As a result of the competitive solicitation process, we anticipate to construct and own natural gas fired reciprocating internal combustion engines at a brownfield site in Huron, South Dakota. We have executed a contract with Caterpillar with anticipated build of approximately 60 MW at a total investment of approximately $80 million. The selected proposal is subject to the execution of construction contracts and obtaining the applicable environmental and construction related permits. Once the Department of Environmental and Natural Resources has agreed upon a draft permit, there is a 30 day mandatory public comment period. Construction expected to being mid- 2020 with commercial operational date by the end of 2021. http://www.northwesternenergy.com/docs/default-source/documents/investor/sd-2018-plan.pdf

25 Montana Electricity Supply Resource Plan Montana • The draft plan was filed in early March 2019 followed by a 60 day public comment period. • The final plan, including responses to public comment, was filed August 20, 2020. • The plan demonstrates an urgent need for additional flexible capacity that will address the changing energy landscape in Montana. This will also enable our participation in the Western EIM and help meet our customers’ energy needs in a reliable and affordable manner. • We are currently 630 MW short of our peak needs, which we procure in the market. We forecast that our energy portfolio will be 725 MW short by 2025 with the expiration of an existing long-term contract and a modest increase in customer demand. • Planned regional retirements of 3,500 MW of coal-fired generation are forecasted by the Northwest Power and Conservation Council causing regional energy shortages as early as 2021. • We issued a competitive all-source solicitation request in February 2020 for up to 280MW* of peaking and flexible capacity to be available for commercial operation in early 2023. An independent evaluator is being used to administer the solicitation process and evaluate proposals, with the successful project(s) selected by the first quarter of 2021. We expect the process will be repeated in subsequent years to provide a resource-adequate energy and capacity portfolio by 2025. Echo Lake Nordic Trail * Open to all types of resources that meet our peak and flexible capacity needs https://www.northwesternenergy.com/our-company/regulatory-environment/2019-electricity-supply-resource-procurement-plan

26 Environmental – Social – Governance (ESG) Environmental Social Governance Environmental Report Community Works Report Annual Report http://www.northwesternenergy.com/ http://www.northwesternenergy.com/ http://www.northwesternenergy.com/our- environment/our-environment community-works/community-works company/investor-relations/annual- reports Proxy Statement http://www.northwesternenergy.com/our- These four documents provide valuable insight in company/investor-relations/proxy-materials NorthWestern Energy’s Environmental, Social and Governance (ESG) Sustainability practices.

27 ESG - Environmental NWE Montana & South Dakota combined Based upon 2019 MWH’s of owned and long-term contracted resources. 58% of NorthWestern Energy’s 2019 Electric Generation Portfolio Delivered was Carbon-Free (based on megawatt hours) Mystic Dam Beethoven Wind Farm 57% Carbon Free Nameplate Portfolio vs 28% National Average in 2018 (based nameplate megawatts)

28 ESG - Environmental Environmental Stewardship Highlights of our Environmental Report LED Streetlights – plan to replace 43,000 company-owned streetlights in Montana with LED lights by 2022, with SD in planning stage. • Energy Conservation • Recycling Efforts Solar Projects - Our Solar projects are focused Missoula Solar Project on building sustainability in collaboration with our • Smart Meters communities, schools and universities. Projects • Environmental Protection Programs integrate Solar with Storage and Automation creating • O’Dell Creek Restoration an educational platform that demonstrates the • Pallid Sturgeon Recovery economics and social benefits of Community Solar, • Rainbow Trout Stocking – Hauser & Holter Reserves Urban integration (unique solar configurations), Rural • Lower Madison River Thermal Pulse Program Reliability, and Micro-grids. To date projects have been built in Bozeman, Missoula, Deer Lodge and Yellowstone National Park with others planned. • Public Recreation Support with Missouri-Madison Trust • Crow Creek Shore Restore LEED Gold Certification - In 2019 NorthWestern Energy’s • Thompson Falls Fish Ladder Program General Office in Butte earned a Gold Certification for Leadership • Water Quality Monitoring in Energy and Environmental Design (LEED) from the U.S. Green • Polychlorinated Biphenyls (PCB) Management Building Council recognizing a sustainable site, community connectivity, maximum open space water use reduction, • Cultural Resource Management construction waste management, recycled content and green power. • Avian Protection Plan Hydroelectric Projects – provide $1.9M O’Dell Creek Restore • Environmental Permitting annually under a Protection, Mitigation and • Storm Water Management Enhancement (PME) Program partnering with • Vegetation Management landowners and agencies to manage fish, wildlife, habitat and water quality. NWE has also provided • Aerial Tree Trimming $1.25M in support of 126 recreation projects through • Oil Spill Prevention Measures the Missouri-Madison River Fund. • Hazardous Waste Management Osprey protection Avian Protection Plan – We incorporate • Air Quality Controls industry best practices developed by the Avian Power Line Interaction Committee (APLIC) to reduce bird Ariel Tree mortalities from power line collisions and Trimming electrocutions - including avian-friendly design and Trout standards for power poles, training line crews,. Stocking collaboration with resource agencies, a formal avian mortality reporting process, building osprey platforms and efforts to increase public awareness.

29 ESG - Social Community Customers Employees Typical Residential Bills Lower than Safety Culture Transformation $2.1 Billion Economic Output in National Average 2019 ($1.88B in Montana & $268M in SD/NE) $2.1 million Donations, Sponsorships & Economic Development in 2019 112 Number of nonprofits that received grants through Employee Volunteer Program $7.3 Million Low-Income Energy Assistance in 2019 Building on Our Best – Improved Customer Satisfaction Scores Strong Engagement of employees are proud to work for 86% NorthWestern Energy Over the last 13 years, our energy efficiency programs have helped customers save 685,041 MWh’s of energy – enough to power 76,000 homes for a year.

30 ESG - Governance th Best Score Among 50 Diverse Leadership 5 Publicly Traded North American Board of Directors Executive Team Utility and Power Companies by Moody’s Investment Services on Best Governance Practices Corporate Governance What We Do: • Annual election of all directors. • Majority vote plus resignation standard in uncontested elections. If a director receives more “WITHHOLD AUTHORITY” votes than “FOR” votes, the director must submit a resignation for the Board to consider. • Allow shareholders owning 25 percent of our shares to call a special meeting. • Independent Board of Directors, except our CEO. • Independent Board Chair. • Each of our Board committees (audit, compensation, and Other Recent Governance Recognition CEO Pay Ratio governance ) is made up solely of independent directors. To Average • Committee authority to retain independent advisors, 20 / 20 – Women on Boards Employee Salary which will be paid for by the company. Recognized for gender diversity on its board of • Code of Conduct and Ethics. Applies to all employees directors by 2020 Women on Boards. Four of the NWE and Board, with a separate Code of Ethics for Chief company’s ten directors are female. Executive Officers and Senior Financial Officers 27:1 concerning financial reporting and other related matters. Corporate Governance Award Winner • Robust stock ownership guidelines for executive officers NorthWestern Corporation’s proxy statement has All Utilities and directors. won governance awards – Best Proxy Statement Average (Small to Mid-Cap) by Corporation Secretary What We Don’t Do: magazine (2014 & 2019) and Exemplary • Poison pill or a shareholder rights plan. Compensation Discussion and Analysis from 58:1 • Hedging of company securities. NYSE Governance Services (2014) and Peer Group • Corporate political contributions. NorthWestern was recognized as a finalist by Average • Supermajority voting, except to approve certain business Corporate Secretary magazine in the same combinations or mergers. category for our ‘12, ‘13, ‘16, ’17 & ‘18 statements 37:1

31 Our Carbon Reduction Vision for NorthWestern Energy in Montana 90% carbon reduction by 2045 NorthWestern Energy commits to reduce the carbon intensity of our electric energy portfolio for Montana 90% by 2045.* * As compared with our 2010 carbon intensity as a baseline Already over 60% carbon free Today, NorthWestern Energy serves Montana with an electric portfolio that is over 60% carbon free and more than two times better than the total U.S electric power industry (28% carbon free – 2018 metric). Over the last decade, we have already reduced the carbon intensity of our energy generation in Montana by more than 50%. How we’re going to get there Our vision for the future builds on the progress we have already made. Already, the foundation of our energy generation is our hydro system, which is 100% carbon free and is available 24 hours a day, 365 days a year. Wind generation is a close second and continues to grow. While utility-scale solar energy is not a significant portion of our energy mix today, we expect it to evolve along with advances in energy storage. We are committed to working with our customers and communities to help them achieve their sustainability goals and add new technology on our system.

32 Proposed Colstrip Acquisition On December 9, 2019 NorthWestern (NWE) executed a Purchase and Sale Agreement for the acquisition of Puget Sound Energy’s (PSE) 25% ownership interests in Colstrip Unit 4 (CU4). • Generating Capacity: 185 MW (bringing our total ownership to 407 MW, or 55% of CU4) • Purchase Price: $1.00 • PSE will remain responsible for its current pro rata ownership share of environmental and pension liabilities attributed to events or conditions existing prior to closing of the transaction and for any demolition, reclamation, or remediation costs associated with the existing facilities that comprise CU4. • PSE will enter a Power Purchase Agreement (PPA) with NWE to purchase 90 MW of power for approximately 5 years – indexed to hourly Mid-Columbia power prices. • Net proceeds from the PPA will be placed in a fund and applied against future costs related to the existing 30%, or 222 MW, ownership in CU4. • PPA includes a price floor that reflects the recovery of all fixed operating and maintenance and variable generation costs. • The transaction is conditioned upon MPSC Pre-Approval (filed in February 2020). • Entered a separate agreement (predicated on approval of generation transaction) to acquire an additional 95MW interest in the 500 kV Colstrip Transmission System for net book value at time of sale – expected to be $2.5 to $3.8 million. • Update to transaction • April 2020, Talen Energy, LLC exercised it’s right of first refusal to accept ½ the offer made by Puget Sound Energy to NWE • Talen’s proportionate share of the 185 MW capacity is 92.5 MW • Talen’s intention to execute a contract for their share would reduce our proposed transaction to 92.5MW • We amended our application submitted to the MPSC to reflect Talen’s exercise of the right of first refusal. NWE currently has a 46% reserve margin deficit during peak periods. This exposes our customers to greater market exposure than any of our regional peers. In addition, planned retirements in the Pacific Northwest region exceeding 3,600 MW will compound our market exposure. Acquiring incremental interest in Colstrip Unit 4 will limit this impact and provide a bridge to future generation technologies.

33 Conclusion Best Attractive Pure Strong Solid Utility Practices Future Electric & Earnings & Foundation Corporate Growth Gas Utility Cash Flows Governance Prospects

34

Appendix 35 Customer & Community Considerations • Affordable Capacity: Acquiring a larger share of Colstrip will reduce exposure to market prices and keep energy & capacity affordable. Customer bills are expected to stay flat as a result of the transaction. Increased operating cost due to increased ownership percentage is expected to be offset by lower purchased power costs. • Provides Reliability and Safety: Greater ownership of CU4 will expand access to around-the-clock capacity that can meet sudden increases in demand, such as when Montana experiences extremely cold temperatures – oftentimes when the wind isn’t blowing and the sun isn't shining. This larger share will help keep homes warm and the lights on. • Economic Viability: This transaction is a first step in preserving good- paying jobs in Colstrip and across the state while providing critical local and state tax dollars. • Minimal Environmental Impact: There will be no new carbon emissions in Montana as a result of our owning a greater share of CU4. In fact – as shown in the chart to the right, even if we acquired the full 185 MW, ignoring Talen’s right of first refusal, NWE Montana will still be twice as ‘green’ (56%) as the total U.S. electric power industry (28%) on a nameplate basis. • Funding for Future Costs: Net benefits from the transaction and net proceeds from the 5 year PPA will be placed in a fund and applied against future costs related to NorthWestern’s existing 30% ownership in CU4. • Colstrip Transmission System is a critical backbone to serve our customers; allows energy import to serve industry, as Colstrip Units 1 and 2 close; and is an export path for Montana-based renewable development.

Appendix 36 Investor & Credit Considerations • Protects Existing Ownership Interests: Increased ownership of CU4 provides greater say in future capital decisions to ensure the plant continues to operate and meet all environmental guidelines. Per the Joint Owners Agreement, closure of Colstrip Units 3 and 4 requires a unanimous decision of owners. • Limited Additional Exposure on Incremental Ownership: PSE will continue to be responsible for existing environmental liabilities up to the point of sale and future remediation costs according to its pre- transaction 25% joint ownership in Colstrip Unit 4. • Limited Impact on Customers’ Bills: Resolves a significant portion of the estimated 725 MW of capacity deficit and limits exposure of customers to high and volatile market prices. • Financial Implications: Predicated on MPSC Pre-Approval, the transaction is anticipated to be earnings neutral and credit supportive (reduced energy purchases and incoming proceeds from 90MW PPA). • Provides a Bridge to Future Generation Technologies: The region is quickly reaching a point where there may not be enough capacity during critical peak-demand times. This transaction will help meet the immediate needs of our customers while allowing time to work with stakeholders across our state to build a plan for a cleaner energy future. We are committed to a strategy that will work for all Montanans and enable us to reach our targeted 90% reduction in CO2 intensity by 2045, as shown in the chart above.

Appendix 37 NWE Capacity as compared to Regional Peers NWE’s capacity deficit exposes our customers to greater market exposure (price and availability) than any of our regional peers.

Appendix 38 General Transaction Structure PSE retains environmental & pension liabilities as of transaction close and responsibility for decommissioning and remediation costs at time of eventual facility closure. 12.5% or 92.5MW of Colstrip Unit 4 NWE PSE $0.50 purchase price Approx. 5% of Colstrip Transmission System NWE PSE Estimated $2.75 - $3.75 million purchase price Approx. 5 year, 45 MW purchase power agreement NWE PSE 45 MWs of Electricity 100% of net proceeds from 45 MW PPA and 90% of savings in PCCAM costs (as compared to the baseline) are applied to a Reserve Fund to provide towards NorthWestern’s existing 30% ownership. Updated to reflect Talen Energy’s 47.5MW of Electricity NWE Right of First Refusal. Customers

Appendix 39 Proposed Post-Closing Structure NWE Customers PSE 47.5 MW provided to NWE’s 45 MW PPA, ~5 Year, unit $ default supply customers. contingent, Mid-C day-ahead Resolves 12.5% of the index subject to an hourly price $ capacity deficit with floor. Price floor ensures fixed no impact to customer bills. and variable O&M costs related to PPA are recovered. NWE Any savings as compared to the Power $ $ Cost and Credit Adjustment Mechanism 100% of the net proceeds of the (PCCAM) baseline are allocated 90 MW PPA will be placed in the 90% to Reserve Fund and 10% to NWE. Reserve Fund. Any increase in cost as compared to 90% 100% the PCCAM baseline are allocated according to existing regulatory Reserve Fund established to fund treatment (90% from customers, Reserve Fund future costs related to NWE’s 10% from NWE) existing 30% ownership in CU4. Updated to reflect Talen Energy’s Right of First Refusal.

Appendix 40 Existing Ownership Colstrip Power Plant Colstrip Transmission System Facility Owner (%) Unit 1 Unit 2 Unit 3 Unit 4 AVISTA Corporation - - 15% 15% NorthWestern Energy - - - 30% PacifiCorp - - 10% 10% Portland General - - 20% 20% Puget Sound Energy 50% 50% 25% 25% Talen Energy 50% 50% 30% - Total 100% 100% 100% 100% Facility Owner (MW) Unit 1 Unit 2 Unit 3 Unit 4 System Owner Segment A Segment B AVISTA Corporation 10.2% 12.1% AVISTA Corporation - - 111.0 111.0 NorthWestern Energy 36.4% 24.3% NorthWestern Energy - - - 222.0 PacifiCorp 6.8% 8.1% PacifiCorp - - 74.0 74.0 Portland General 13.6% 16.2% Portland General - - 148.0 148.0 Puget Sound Energy 33.0% 39.3% Puget Sound Energy 153.5 153.5 185.0 185.0 Talen Energy 153.5 153.5 222.0 - Total 307.0 307.0 740.0 740.0

Appendix 41 Significant Capacity Deficit in Montana NorthWestern Energy’s current resources provide about 755 MW of peaking capacity, which is the energy available during periods of our customers’ highest demand. An additional 645 MW of peaking capacity must currently be purchased from the market to meet our needs. Without new capacity, the market exposure will increase to about 725 MW by 2025 (including reserve margins). This need assumes continued development of cost effective demand side management (conservation) and small distributed generators (net- metering). Meeting peak load with market purchases means being exposed to the market at the worst possible time – when the market is most volatile and prices are high.

Appendix 42 A Recent Example In early February, 2019, NorthWestern experienced a nearly five day span* when the wind didn’t blow and the sun was scant. We were forced to rely upon an already strained market and transmission system for a significant amount of our required capacity (shown in red hatch). We had an average need of 327 MW and 544 MW peak need when the market prices were also peaking. * 6am on Feb. 3rd – 10pm on Feb. 7th

Appendix 43 Significant Capacity Retirements in the Pacific NW Planned retirements in the Pacific Northwest region exceed 3,600 MW and the Northwest Power and Conservation Council forecasts regional capacity shortfalls as early as 2021. NorthWestern’s continued reliance on the market to purchase energy to fill the gap during peak customer demand will significantly increase price and reliability risk for NorthWestern’s customers because of the reduced energy supply availability.

Appendix 44 Capacity Cost Alternatives 92% The 185 MW Colstrip Unit 4 purchase would 185,000 kW resolve approximately 25% x 92% capacity credit 97% of our estimated 170,200 kW of capacity 725 MW capacity deficit for $1.00. 170,200 kW ÷ 97% capacity credit = 175,500 kW Alternative 175,500 kW need x $1,361 per kW costs = Purchase price: $1.00 $239 Million for equivalent capacity solutions to provide equivalent capacity are estimated to range from roughly $240 million to over $5 billion. 5% 100% * Cost to Construct based on estimates in NWE’s 2019 Electricity Supply Resource Procurement Plan 170,200 kW ÷ 5% capacity credit = 3,404,000 kW 170,200 kW ÷ 100% capacity credit = 170,200 kW 3,404,000 kW need x $1,410 per kW cost = 170,200 kW x $1,660 per kW = $282.5 Million per four-hour battery bank $4.8 Billion for equivalent capacity $282.5 Million x 18 batteries banks = $5.1 Billion for 72 hours of battery capacity

Appendix 45 Summary Financial Results (First Quarter) (1) (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure See appendix for additional disclosure.

Appendix 46 Gross Margin (First Quarter) (dollars in millions) Three Months Ended March 31, 2020 2019 Variance Electric $ 180.8 $ 196.0 $ (15.2) (7.8%) Natural Gas 63.2 72.5 (9.3) (12.8%) Total Gross Margin(1) $ 244.0 $ 268.5 $ (24.5) (9.1%) Decrease in gross margin due to the following factors: $ (8.7) Electric retail volumes (8.4) Natural gas retail volumes (1.2) Electric transmission (0.6) Montana natural gas rates 1.6 Montana electric retail rates (4.9) Other miscellaneous nonrecurring items $ (22.2) Change in Gross Margin Impacting Net Income $ (1.9) Production tax credits flowed-through trackers (0.7) Operating expenses recovered in trackers 0.3 Property taxes recovered in trackers $ (2.3) Change in Gross Margin Offset Within Net Income $ (24.5) Decrease in Gross Margin (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure See appendix for additional disclosure.

Appendix 47 Weather (First Quarter) A warm first quarter contributed approximately $4.0M pretax gross margin detriment as compared to normal and $18.0M pretax detriment as compared to first quarter 2019.

Appendix 48 Operating Expenses (First Quarter) (dollars in millions) Three Months Ended March 31, 2020 2019 Variance Operating, general & admin. $ 79.0 $ 81.1 $ (2.1) (2.6%) Property and other taxes 44.5 44.8 (0.3) (0.7%) Depreciation and depletion 45.3 45.6 (0.3) (0.7%) Operating Expenses $ 168.8 $ 171.5 $ (2.7) (1.6%) Decrease in Operating, general & administrative expense due to the following factors: $ 1.4 Generation costs 0.4 Other miscellaneous increases $ 1.8 Change in OG&A Items Impacting Net Income $ 1.7 Pension and other postretirement benefits (0.7) Operating expenses recovered in trackers (4.9) Non-employee directors deferred compensation $ (3.9) Change in OG&A Items Offset Within Net Income $ (2.1) Decrease in Operating, General & Administrative Expenses $0.3 million decrease in property and other taxes due primarily to lower MPSC tax and invasive species tax, offset in part by an increase in Montana state and local taxes. $0.3 million decrease in depreciation and depletion expense primarily due to a depreciation adjustment consistent with the final order in our Montana electric rate case, partly offset by plant additions.

Appendix 49 Operating to Net Income (First Quarter) (dollars in millions) Three Months Ended March 31, 2020 2019 Variance Operating Income $ 75.2 $ 97.0 $ (21.8) (22.5%) Interest Expense (24.3) (23.8) (0.5) (2.1%) Other (Expense) / Income (2.0) 1.1 (3.1) (281.8%) Income Before Taxes 48.9 74.4 (25.5) (34.3%) Income Tax Benefit / (Expense) 1.8 (1.6) 3.4 212.5% Net Income $ 50.7 $ 72.8 $ (22.1) (30.4%) $0.5 million increase in interest expenses was primarily due to higher borrowings. $3.1 million increase in other expense. This includes a $4.9 million decrease in the value of deferred shares held in trust for non-employee directors deferred compensation, partly offset by $1.7 million decrease in other pension expense, both of which are offset in OG&A expenses with no impact to net income. $3.4 million decrease in income tax expense primarily due to lower pretax income partially offset by lower amortization of excess deferred income tax and other flow- through items.

Appendix 50 Income Tax Reconciliation (First Quarter) We expect NOLs to be available into 2021 with alternative minimum tax credits and production tax credits to be available into 2023 to reduce cash taxes. Additionally, we anticipate our effective tax rate to reach approximately 10% by 2023.

Appendix 51 Adjusted Non-GAAP Earnings (First Quarter) The adjusted non-GAAP measures presented in the table are being shown to reflect significant items that are non-recurring or variance from normal weather, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP. (1) As a result of the adoption of Accounting Standard Update 2017-07 in March 2018, pension and other employee benefit expense is now disaggregated on the GAAP income statement with portions now recorded in both OG&A expense and Other (Expense) Income lines. To facilitate better understanding of trends in year-over-year comparisons, the non-GAAP adjustment above re-aggregates the expense in OG&A - as it was historically presented prior to the ASU 2017-07 (with no impact to net income or earnings per share).

Appendix 52 Balance Sheet Improvement in debt to capitalization ratio; which is now closer to bottom end of 50%-55% targeted range. 50.8% Debt to Capitalization at March 31, 2019

Appendix 53 Cash Flow Cash from operating activities increased by nearly $47 million primarily due to improved collections of energy supply costs in 2020 and TCJA credits to Montana customers of approximately $20.5 million in the first quarter of 2019. These improvements were offset in part by reduced net income.

Appendix 54 Qualified Facility Earnings Adjustment The gain in 2019 for our QF liability was $6.3 million in total, it was comprised of $3.3 million adjustment to the liability and $3.0 million lower actual costs over last 12 months (QF contract year). This $6.6 million benefit is $20.9 million less than the $27.2 million total benefit we recognized in Q2 last year. Due to our expectations regarding remeasurement of our QF liability, we no longer reflect this adjustment as a non-GAAP measure. Absent a QF liability adjustment, our 2018 Adjusted Non-GAAP Diluted EPS would have been $0.89 and $2.00 for the three and six months ended June 30, 2018, respectively. Our electric QF liability consists of unrecoverable costs associated with contracts covered under PURPA that are part of a 2002 stipulation with the MPSC and other parties. Risks / losses associated with these contracts are born by shareholders, not customers. Therefore, any mitigation of prior losses and / or benefits of liability reduction also accrue to shareholders.

Appendix 55 Adjusted Non-GAAP Earnings (Full Year) The adjusted non-GAAP measures presented in the table are being shown to reflect significant items that are non-recurring or variance from normal weather, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP. (1) As a result of the adoption of Accounting Standard Update 2017-07 in March 2018, pension and other employee benefit expense is now disaggregated on the GAAP income statement with portions now recorded in both OG&A expense and Other (Expense) Income lines. To facilitate better understanding of trends in year-over-year comparisons, the non-GAAP adjustment above re-aggregates the expense in OG&A - as it was historically presented prior to the ASU 2017-07 (with no impact to net income or earnings per share). (2) Impact of Tax Cuts & Jobs (TCJA) Jurisdictional Settlements includes the addback of $6.1M pretax revenue deferred for customer refunds in excess of the income tax benefits realized in 2018 and $3.3M of pretax expense related to hazard tree removal that was originally proposed to be funded with 50% of TCJA benefits (in lieu of customer refunds). This treatment was ultimately conceded in the settlement in exchange for agreement by the stipulating parties to not oppose a known-and-measureable adjustment equal to the actual 2018 expenditures for hazard tree removal included in our Montana electric rate review 2017 test year. These increases to Non-GAAP earnings were more than offset by the removal of a $19.8M income tax benefit in 2018 related to the final adjustment of excess deferred taxes and $2.4M of increased tax expense related to the two pretax items previously discussed (($6.1M + $3.3M ) x 25.3% = $2.4M). These sum to $22.2M (or $19.8M + $2.4M) increase to income tax expense and ultimately result in $12.8M reduction to GAAP Net Income. (3) Due to our expectations regarding remeasurement of our Qualifying Facilities (QF) liability, effective 2019 we no longer reflect this adjustment as a non-GAAP measure . Absent an adjustment to remove the QF liability benefit, our 2018 Adjusted Non-GAAP Diluted EPS would have been $3.65 twelve months ended December 31, 2018. The 2019 QF adjustment, as noted in our gross margin discussion herein, was $6.3 million ($3.3 million liability reduction plus $3.0 million lower actual output and pricing).

Appendix 56 Quarterly PCCAM Impacts In 2017, the Montana legislature revised the statute regarding our recovery of electric supply costs. In response, the MPSC approved a new design for our electric tracker in 2018, effective July 1, 2017. The revised electric tracker, or PCCAM established a baseline of power supply costs and tracks the differences between the actual costs and revenues. Variances in supply costs above or below the baseline are allocated 90% to customers and 10% to shareholders, with an annual adjustment. From July 2017 to May 2019, the PCCAM also included a "deadband" which required us to absorb the variances within +/- $4.1 million from the base, with 90% of the variance above or below the deadband collected from or refunded to customers. In 2019, the Montana legislature revised the statute effective May 7, 2019, prohibiting a deadband, allowing 100% recovery of QF purchases, and maintaining the 90% / 10% sharing ratio for other purchases.

Appendix 57 NorthWestern Energy Profile Note: Data as reported in our 2019 10-K

Appendix 58 2019 System Statistics (1) (2) Note: Statistics above are as of 12/31/2019 except for electric transmission for others which is 2018 data (1) Nebraska is a natural gas only jurisdiction (2) Dave Gates Generating Station (DGGS) in Montana is a 150 MW nameplate facility but consider it a 105 MW (60 MW FERC & 45MW MPSC jurisdictions) peaker

Appendix 59 Experienced & Engaged Board of Directors Stephen P. Adik Anthony T. Clark Dana J. Dykhouse Jan R. Horsfall Britt E. Ide • Chairman of the • Committees: Governance, • Committees: Human • Committees: Operations • Committees: Governance, Board Human Resources Resources (chair), Audit (chair), Audit, Operations • Independent • Independent • Independent • Independent • Independent • Director since Nov. • Director since Dec. 2016 • Director since Jan. 2009 • Director since April 2015 • Director since April 2017 2004 Julia L. Johnson Robert C. Rowe Linda G. Sullivan Mahvash Yazdi Jeff W. Yingling • Committees: Governance • Committees: None • Committees: Audit • Committees: Human • Committees: Audit, (chair), Human Resources • CEO and President (Chair), Operations Resources, Operations Governance • Independent • Director since August • Independent • Independent • Independent • Director since Nov. 2004 2008 • Director since April 2017 • Director since • Director since December 2019 October 2019

Appendix 60 Strong Executive Team Robert C. Rowe Heather H. Grahame Curtis T. Pohl • President and • General Counsel and Vice • Vice President - Chief Executive Officer President of Regulatory Distribution • Current position since and Federal Government • Current position since 2008 Affairs 2003 • Current position since 2010 Brian B. Bird John D. Hines Bobbi L. Schroeppel • Chief Financial Officer • Vice President – • Vice President – • Current position since Supply/Montana Affairs Customer Care, 2003 • Current Position since Communications and 2011 Human Resources • Current Position since 2002 Michael R. Cashell Crystal D. Lail • Vice President - • Vice President and Chief Transmission Accounting Officer • Current Position since • Current position since 2011 2020 (formerly VP and Controller since 2015)

Appendix 61 Our Commissioners

Appendix 62 Non-GAAP Financial Measures (1 of 3) These materials include financial information prepared in accordance with GAAP, as well as other financial measures, such as Gross Margin and Adjusted Diluted EPS, that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. Gross Margin (Revenues less Cost of Sales) is a non-GAAP financial measure due to the exclusion of depreciation from the measure. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Adjusted Diluted EPS is another non- GAAP measure. The Company believes the presentation of Adjusted Diluted EPS is more representative of our normal earnings than the GAAP EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled measures.

Appendix 63 Non-GAAP Financial Measures (2 of 3) Disclaimer on Net Operating Net Operating Losses (NOL’s): The expected tax rate and the expected availability of NOLs are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of our most recent 10-K filed with the SEC.

Appendix 64 Non-GAAP Financial Measures (3 of 3) The data presented in this presentation includes financial information prepared in accordance with GAAP, as well as other Non-GAAP financial measures such as Gross Margin (Revenues less Cost of Sales), Free Cash Flows (Cash flows from operations less maintenance capex and dividends) and Net Debt (Total debt less capital leases), that are considered “Non-GAAP financial measures.” Generally, a Non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of Gross Margin, Free Cash Flows and Net Debt is intended to supplement investors’ understanding of our operating performance. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Net Debt is used by our company to determine whether we are properly levered to our Total Capitalization (Net Debt plus Equity). Our Gross Margin, Free Cash Flows and Net Debt measures may not be comparable to other companies’ similarly labeled measures. Furthermore, these measures are not intended to replace measures as determined in accordance with GAAP as an indicator of operating performance.

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